Bristow Group Inc. Investor Relations Presentation August 8 – 10, 2012 Exhibit 99.1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.
These risks, uncertainties and other factors include those discussed under the captions “Risk Factors”
and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our
Annual Report on Form 10-K for the fiscal year-ended March 31, 2012 and our Quarterly Report on
Form 10-Q for the quarter ended June 30, 2012. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TARGET ZERO

ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Bristow is the leading provider of helicopter services
and is a unique investment in oil field services
•
~20 countries
•
551 aircraft
•
~3,400 employees
•
Ticker: BRS
•
Stock price
*
: $45.77/share
•
Market cap
*
: ~$1.7 billion
•
Quarterly dividend of $0.20/share
Bristow flies crews and light cargo to production platforms, vessels and rigs
* Based on 36.4 million fully diluted weighted average shares outstanding for the three months ended 06/30/2012 and stock price as of July 31, 2012

Why Bristow?
$275
•
Bristow is the largest of only two global helicopter providers
•
Bristow is stable as we have long term contracts that serve
mostly production
•
Bristow is growing with demand not dependent on economic
or commodity cycles
•
Bristow’s asset values are resilient even in depressed
economic times as there is strong demand for helicopters
outside of E&P
•
Bristow pays a quarterly dividend of $0.20/share after a 33%
increase in 2012 (our fiscal year 2013), and has a $100 million share repurchase authorization

NATIONAL
OCEAN
INDUSTRIES
ASSOCIATION

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

                              our industry leading safety program,
creates differentiation and client loyalty
• Safety is our primary core value
• Bristow’s ‘Target Zero’ program is now the leading example emulated industry-wide
• Safety Performance accounts for 25% of management
incentive compensation
• 2011 National Ocean Industries Association (NOIA) Safety
in Seas Award Winner
TARGET ZERO,

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow services are utilized in every phase of
offshore oil and gas activity, especially production
• Largest share of revenues (>60%) relates to
oil and gas production, providing stability and
growth opportunities
• There are ~ 8,000 offshore production
installations worldwide—compared with >600
exploratory drilling rigs
• ~ 1,700 helicopters servicing worldwide oil
and gas industry of which Bristow’s fleet is
approximately one third
• Bristow revenues primarily driven by
operating expenditures
Typical revenues by segment
Exploration
20%
Development
10%
Production
60%
Other 10%
H e l i c o p t e r     t r a n s p o r t a t i o n     s e r v i c e s
SEISMIC EXPLORATION
DEVELOPMENT
PRODUCTION ABANDONMENT

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow’s contract and operations structure results in more
predictable income with significant operating leverage
Revenue sources
• Two tiered contract structure includes both:
– Fixed or monthly standing charge to reserve helicopter
capacity
– Variable fees based on hours flown with fuel pass through
• Bristow contracts earn 65% of revenue without flying
Operating income
Fixed
monthly
65%
Variable
hourly
35%
Fixed
monthly
70%
Variable
hourly
30%

Hammerfest
Bergen
Kristiansund
Stavanger
Norway
Scasta
Aberdeen
Humberside
Norwich
UK
Den Helder
Netherlands

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe represented 39% of Bristow operating
revenue and 42% of adjusted EBITDAR* in Q1
FY13
•
Operating revenue increased to $123.2M in Q1
FY13 from $108.3M in Q1 FY12 with the
addition of four large aircraft and increased
activity with existing clients and new contracts
in NNS and Norway
•
Adjusted EBITDAR increased to $39.7M in
Q1FY13 from $35.7M in Q1 FY12 while
adjusted EBITDAR margin remained relatively
flat at 32.2% in Q1 FY13 versus 33.0% in Q1
FY12
Outlook:
• Bristow is shortlisted for UK SAR program
with results to be announced in early 2013
• High activity continues as demonstrated by
new awards for nine aircraft recently
announced.  Additional awards are
anticipated next quarter.
FY13 adjusted EBITDAR margin
expected to be ~ low thirties
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Warri Osubi
Warri Texaco
Port Harcourt
Escravos
Eket
Nigeria
Calabar
Lagos

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
•
Nigeria represented 21% of Bristow operating
revenue and 22% of adjusted EBITDAR* in Q1 FY13
•
Operating revenue of $66.4M in Q1 FY13 increased
27% from $52.3M in Q1 FY12 due to strong activity
and a 12% increase in flight hours compared to Q1
FY12
•
Adjusted EBITDAR increased to $21.2M in Q1 FY13
from $15.4M in Q1 FY12 with adjusted EBITDAR
margin of 32% in Q1 FY13 vs 30% in Q1 FY12
•
Outlook:
•
Improved service through Client Promise
initiative continues to drive strong results: Two
existing contracts extended with better pricing
and terms
•
Upcoming heavy maintenance on several
aircraft will impact Q2 and Q3 FY13
•
We continue to work on optimizing the
operating model in this business unit as part
of the local content initiative
FY13 adjusted EBITDAR margin expected
to be ~ low thirties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Prudhoe Bay
Fairbanks
Anchorage
Valdez

Houma
Patterson
New Iberia
Intracoastal City
Brazoria County
Galliano
Venice

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
•
North America represented 17% of Bristow operating
revenue and 13% of adjusted EBITDAR* in Q1 FY13
•
Adjusted EBITDAR almost doubled to $12.2M in Q1 FY13
vs. $6.3M in Q1 FY12 and adjusted EBITDAR margin of
23.2% in Q1 FY13 increased significantly from 14.3% in
Q1 FY12
•
Sequential improvement of almost 50% in adjusted
EBITDAR from $8.2M in Q4 FY12 to $12.2M in the
current quarter
•
The business model performed with  key parameters
significantly better: several mid-teen price increases,
large aircraft working  and costs contained
Outlook:
•
Our business is improving in FY13 similar to other
oil service sector recoveries - more rigs, more
people, and more investment
•
Client Promise initiative continues to deliver
positive results
FY13 adjusted EBITDAR expected to be ~ low
twenties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is
Barrow Is
Australia
Exmouth
Perth
Dongara
Port Lincoln
Essendon
Tooradin

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU)
•
Australia represented 12% of Bristow operating
revenue and 11% of adjusted EBITDAR* in Q1 FY13
•
Operating revenue of $38.2M in Q1 FY13 decreased
from $40.9M in Q1 FY12 due to a decrease in overall
flight activity
•
Adjusted EBITDAR increased to $10.3M in Q1 FY13
from $8.3M in Q1 FY12 and adjusted EBITDAR
margin increased to 27.0% in Q1 FY13 from 20.2% in
Q1 FY12 reflecting better asset utilization along with
lower operating costs
Outlook:
•
INPEX award of a ten-year contract for up to
six large aircraft with an option to add a long
term SAR aircraft with the start date in FY14
•
Aircraft will be redeployed as short term
contracts roll off. This will impact performance
in Q2 and Q3 FY13
•
An additional medium aircraft contract award
with improved terms
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
FY13 adjusted EBITDAR margin expected
to be ~ mid to high twenties

Consolidated in OIBU
Unconsolidated Affiliate

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Other International (OIBU)
Other International (OIBU)
•
Other International represented 11% of Bristow operating revenue and 12% of adjusted EBITDAR* in Q1 FY13
•
Operating revenue decreased  to $33.2M in Q1 FY13 vs. $34.5M in Q1 FY12 due to decrease in activity in Ghana and the end of a contract in the Baltic Sea
•
Adjusted EBITDAR margin of 36.2% in Q1 FY13 decreased from
48.1% in Q1 FY12 due primarily to decreased earnings from
unconsolidated affiliates (particularly Lider in Brazil), activity reduction in Mexico, and increased operating costs in Trinidad
•
Lider equity earnings decreased to $0.0M in Q1 FY13  compared to $2.7M in Q1 FY12
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
Outlook:
•
•
•
FY13 adjusted EBITDAR margin expected to be ~ low
to mid forties
Potential new opportunities in Caspian, East Africa, Southeast
Asia, and the Caribbean
Petrobras awarded Lider contracts for five new large aircraft, with one leased by Bristow to Lider, with operations scheduled to commence starting in August 2012 through April 2013
Lider’s second half of the year is expected to be better than the first half as operations under new contracts begin.
Currency fluctuations make it difficult to predict if this will translate into higher equity earnings

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Our value proposition is based on three principles:
secular growth, financial safety, and balanced return
Long term value for our
shareholders
2.  Prudent Balance
Sheet Management
with ample liquidity
1.  Growth not dependent
on economic or
commodity cycles
3.  Capital Return
through dividends and
opportunistic share repurchases
Investment:
FY 2012 - 2016

Old Technology
80
348
New Technology
3
5
Russia / Caspian
24
27
12
North America
7
33
69
Europe
5
10
Mid East, East Africa, India, Bangladesh
20
8
Malaysia, Thailand Indonesia
9
31
5
Gulf of Guinea
109
40
Brazil, Peru, Trinidad
11
Australia
40
228
160

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

14 56 Small Medium Large Total Opportunities * 1. Bristow Growth: A wider scope with 428 opportunities identified between FY13 and FY17 30 348 80

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

The market outlook is better as we enter FY13
•
The overall market both in terms of tender activity and pricing is improving
•
North Sea tender activity remains at historic levels
•
Aircraft supply is tightening with significant SAR requirements
(both governmental and O&G) and faster Brazilian expansion
•
Petrobras board approved 52 incremental aircraft through
FY15 with a focus on heavy aircraft. First ten were awarded, of which Lider will provide five, and a new bid expected later this year for next tranche.
•
Demand outside Brazil is at least equal to Petrobras needs
further tightening supply/demand for heavies
•
Most clients increasing activity in GoM as rigs go back to work
•
Eastern Canada new drilling activity increasing with Statoil,
ExxonMobil and Chevron
Overall
activity
above pre-
2008 levels
Brazil growth
accelerates
NABU market
returning

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

2.  Bristow enjoys the strongest balance sheet in our
industry with ample cash flow, liquidity, and asset value
•
Bristow generated 53% more operating cash flow in
FY12 compared to FY11. Operating cash flow in Q1
FY13 was 5% higher than Q1 FY12 and 48% higher
than the sequential Q4 FY12
•
Bristow closed Q1 FY13 with almost $400 million of
liquidity
•
Current (June 30, 2012) fair market value of aircraft is
well above current (June 30, 2012) share price
•
Adjusted Debt/Capital Ratio less than 45% with a BBB-
rating from Standard and Poor’s
•
Operating lease strategy used to finance growth with a
much lower cost of capital
Prudent
Balance
sheet
management
Significant
Cash Flow
Generation
Ample
Liquidity with
underlying
asset value

$ in millions

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our focus on returns has yielded much higher
operating cash flow generation . . .
Net cash provided by operating activities
See 10-Q for more information on cash flow provided by operating activities
29.6
35.0
25.7
52.9
55.4
127.9
195.4
151.4
231.3
0
40
80
120
160
200
240
280
320
FY09 FY10 FY11 FY12 Q1 FY13

$ in millions
450
400
350
300
250
200
150
100
50
-
178
78
100
261
116
144
402
262
140
387
227
160
31-Mar-10
31-Mar-11
31-Mar-12
30-Jun-12
Undrawn borrowing capacity
Cash

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

18 . . . leading to a robust cash and liquidity position Total liquidity

BV and FMV per Share ($)

51
46
41
36
49.83
42.21
39.53
M J J A S O N D J F M A M J
Book value of equity per share
FMV of assets per share
Avg Closing Price

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

19 Bristow’s asset values are resilient as there is strong demand for helicopters outside of oil field services

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

3.  Bristow has a proven commitment to a balanced return
for our shareholders as demonstrated in the past year
•
FY12 quarterly dividend initiated at
$0.15/share
•
We recently increased the quarterly dividend
by 33% to $0.20/share
•
Bristow has a $100 million share repurchase
authorization with $25 million executed
•
Value is key to decision with net book value
and Aircraft FMV being guide posts
Regular
Dividend
Share
Repurchase

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow provides investors with unique and balanced
return opportunities in various market environments
The “Growth Price Signal” is provided
by the commercial markets and outlook
for  ANNUAL EPS Growth
Cash
Flow Yield
=
OCF + A/C sales – Depreciation
Market Capitalization
We can provide a balanced return, but some years we
will “Go Faster” depending on price signals
The “Capital Return Price Signal” is
provided by the financial markets and
our current free cash flow yield
Today this equals  13.5%*
FY13 EPS Guidance: $3.25 - $3.55
FY12 –
FY13 EPS
Midpoint
Growth
9.0% =
*last trailing twelve months

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

22 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us th

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

23 Appendix

Bristow
NABU 16%
EBU 39%
WASBU 21%
AUSBU 12%
OIBU 10%
BRS Academy 2%
U.S. GoM – 79/7
Alaska – 12/3
UK –32/4
Norway – 26/3
FBH - 64
Nigeria – 45/7
Australia –28/10
Mexico – 12/5
Brazil –10/9
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
Turkmenistan – 2/1
Malaysia – 5/2
Other – 12/1
Lider - 85
PAS - 45
Florida – 58/1
Louisiana – 14/1
U.K. – 5/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational Chart - as of June 30, 2012
Business Unit
(% of FY13 Operating Revenue)
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated
357 aircraft as of June 30, 2012
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 194 aircraft
as of June 30, 2012

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Aircraft Fleet – Medium and Large
As of June 30, 2012
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 23 - 23 -
AW189 16 Twin Turbine - - - 6
EC225 25 Twin Turbine 18 - 18 -
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 32 4 36 11
82 4 86 17
LACE 76
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 1 14 15 -
Bell 412 13 Twin Turbine 34 20 54 -
EC155 13 Twin Turbine 3 - 3 -
Sikorsky S-76A/A++ 12 Twin Turbine 15 5 20 -
Sikorsky S-76C/C++ 12 Twin Turbine 52 31 83 -
112 72 184 -
LACE 51

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
As of June 30, 2012 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
•LACE does not include held for sale, training and fixed wing helicopters
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 29 1 30 -
Bell 407 6 Turbine 39 - 39 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
83 12 95 -
LACE 21
Training Helicopters
AW139 12 Twin Turbine - 3 3 -
Bell 412 13 Twin Turbine - 8 8 -
Bell 212 12 Twin Turbine - 15 15 -
AS355 4 Twin Turbine 5 - 5 -
AS350BB 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 2 2 -
Bell 206B 6 Single Engine 12 - 12 -
Robinson R22 2 Piston 12 - 12 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 45 - 45 -
Fixed Wing 1 - 1 -
77 64 141 -
Fixed Wing 3 42 45 -
Total 357 194 551 17
TOTAL LACE (Large Aircraft Equivalent) 147

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 56 aircraft currently leased in our fleet, 30 are training and 26 are commercial (18 LACE)
• 18 LACE aircraft represent approximately 12% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for 20-30% of our
LACE
Leased aircraft as of June 30, 2012
Large Medium Small Total Leased LACE Total LACE % Leased
EBU 8 - - 8 8 47 17%
WASBU - 1 - 1 1 22 2%
NABU 2 11 1 14 8 30 26%
AUSBU 1 - 2 3 2 18 11%
OIBU - - - - 32 0%
Total 11 12 3 26 18 147 12%
-

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated Fleet Changes and Aircraft Sales for
Q1 FY13
EBU WASBU NABU AUSBU OIBU Total
Large 3      -             -         3            -        6
Medium 2      1            -         1            7       11
Small -       -             -         -             -        -
Total 5      1            -         4            7       17
Aircraft held for sale by BU
EBU WASBU NABU AUSBU OIBU BA Total
Large 8 -             2 1 -        -         11
Medium -       1 11 -             -        -         12
Small -       -             1 2 -        -         3
Fixed -       -             -         -             -        -         -
Training -       -             -         -             -        30 30
Total 8 1 14 3 -        30 56
Leased aircraft in consolidated fleet
# of A/C Sold Received*
Q1 FY13 4                  19 $
Totals 4                  19 $
* $ in millions
Q 1 FY13
Fleet Count Beginning Period 361
Delivered
S-92 2
Total Delivered 2
Removed
Sales (4)
Other* (2)
Total Removed (6)
357
* Includes destroyed aircraft, lease returns
  and commencements
Fleet changes

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating Revenue, LACE and LACE rate by BU
1) $ in millions
2) LACE Rate is annualized
3) $ in millions per LACE
4) OIBU LACE rate is lower than other business units’ LACE rate due to a large proportion of revenue being from dry leases
Operating revenue
1
LACE LACE Rate
2,3
EBU 123.2 47 10.60
WASBU 66.4 22 12.35
NABU 52.6 30 7.05
AUSBU 38.2 18 8.48
OIBU
4
33.2
32 4.22
Total 313.6 147 8.55
Operating Revenue, LACE, and LACE Rate by BU
as of June 30, 2012

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of June 30, 2012
#
Helicopter
Class
Delivery Date Location Contracted #
Helicopter
Class
Delivery Date
3 Large December 2012 EBU 3 1 Large September 2013
2 Large December 2012 WASBU 0 1 Large December 2013
2 Large March 2013 EBU 2 1 Large March 2014
1 Large September 2013 EBU 0 1 Large June 2014
1 Large September 2013 NABU 0 1 Large September 2014
2 Large December 2013 OIBU 0 1 Large December 2014
1 Large September 2014 NABU 0 1 Large March 2015
1 Large December 2014 OIBU 0 2 Large June 2015
1 Large March 2015 OIBU 0 2 Large September 2015
1 Large June 2015 EBU 0 2 Large December 2015
1 Large March 2016 EBU 0 1 Large March 2016
1 Large June 2016 AUSBU 0 2 Large June2016
17 5 2 Large September 2016
2 Large December 2016
* Six large ordered aircraft expected to enter service beginning 1 Large March 2017 in calendar year 2014 are subject to the successful development 1 Large June 2017 and certification of the aircraft. 1 Large September 2017
1 Large December 2017
1 Medium June 2013
4 Medium December 2013
3 Medium June 2014
2 Medium September 2014
2 Medium June 2015
36
ORDER BOOK* OPTIONS BOOK

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 31.2% 31.7% 31.9% 28.0% 30.8% 29.8% 31.5% 34.6% 34.4% 32.7%
WASBU 31.7% 36.8% 33.7% 39.1% 36.0% 33.7% 36.9% 35.8% 34.3% 35.2%
NABU 18.3% 20.0% 14.9% 17.7% 17.8% 20.8% 25.8% 15.9% 8.5% 18.5%
AUSBU 26.5% 36.7% 34.4% 31.3% 32.4% 33.2% 26.1% 27.0% 31.1% 29.3%
OIBU 34.4% 37.6% 25.9% 25.1% 31.0% 18.3% 40.2% 37.4% 59.4% 39.3%
Consolidated 24.7% 27.8% 24.7% 23.9% 25.3% 23.8% 27.5% 25.9% 29.6% 26.7%
2013
Q1 Q2 Q3 Q4 Full Year Q1
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3%
2010 2011
2012
* Adjusted EBITDAR excludes special items and asset dispositions and calculated by taking adjusted EBITDAR divided by operating revenue

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
Net income $24.0 $33.7 $27.1 $28.7 $113.5 $20.9 $38.8 $42.3 $31.2 $133.3
Income tax expense 9.5 11.2 5.7 2.6 29.0 8.5 3.3 -11.8 7.1 7.1
Interest expense 10.0 10.6 11.0 10.8 42.4 11.0 11.5 13.8 9.9 46.2
Gain on disposal of assets -6.0 -4.9 -2.4 -5.3 -18.7 -1.7 -1.9 0.0 -5.1 -8.7
Depreciation and amortization 18.2 18.5 20.7 17.4 74.7 19.3 21.0 21.3 27.7 89.4
Special items 2.6 -2.5 -1.1 1.0 0.0 0.0 0.0 -1.2 2.4 1.2
  EBITDA Subtotal 58.2 66.7 60.9 55.1 240.9 58.1 72.7 64.4 73.3 268.5
Rental expense 7.0 7.0 7.2 6.3 27.3 6.6 6.1 8.7 7.7 29.2
Adjusted EBITDAR $65.2 $73.6 $68.1 $61.3 $268.2 $64.7 $78.8 $73.1 $81.1 $297.7
3/31/2013
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1
Net income $21.2 $3.0 $26.5 $14.6 $65.2 $24.2
Income tax expense 6.6 -1.9 7.1 2.4 14.2 6.2
Interest expense 9.0 9.5 9.8 10.0 38.1 8.8
Gain on disposal of assets -1.4 1.6 2.9 28.6 31.7 5.3
Depreciation and amortization 22.7 25.4 22.7 25.3 96.1 21.4
Special items 0.0 24.6 0.0 3.4 28.1 2.2
  EBITDA Subtotal 58.1 62.1 68.9 84.3 273.4 68.0
Rental expense 9.0 9.1 12.8 15.1 46.0 16.3
Adjusted EBITDAR $67.0 $71.2 $81.8 $99.5 $319.5 $84.3
3/31/2010 3/31/2011
3/31/2012
Fiscal year ended,
Fiscal year ended,

Bristow Value Added (BVA)
Sample calculation
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =           GCF         - (          GOA          X            10.5%**    )
Bristow Value Added calculation for Q1 FY12
($15.4) =           $60*          - (         $2,874*       X            2.625%** )
Bristow Value Added calculation for Q1 FY13
$1.9            =
$2,976*       X            2.625%**  )
*     Reconciliation for these items follows right after  this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%
$80*
- (

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Cash Flow Presentation
Special items:
(in millions)
Gross Cash Flow Reconciliation Q1 FY12 Q1 FY13
Net Income 21 24
Depreciation and Amortization 23 21
Interest Expense 9 9
Interest Income (0)                   (0)
Rent 9                     16
Other Income/expense-net (0)                   1
Gain/loss on Asset Sale (1)                   5
Special Items 0 2
Tax Effect from Special Items 0                     (2)
Earnings (losses) from Unconsolidated Affiliates, Net (6)                   (2)
Non-controlling Interests 0 1
Gross Cash Flow  before Lider $54 $75
Gross Cash Flow - Lider proportional 6 5
Gross Cash Flow  after Lider $60 $80
FY13 includes: $2.2m special charge for severance costs related to the termination of a contract in the Southern North Sea

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Operating Asset Presentation
(in millions)
Adjusted Gross Operating Assets Reconciliation Q1 FY12 Q1 FY13
Total Assets 2,701               2,740
Accumulated Depreciation 463                    468
Capitalized Operating Leases 136                    194
Cash and Cash Equivalents (117)                 (227)
Investment in Unconsolidated Entities (210)                 (201)
Goodwill (30)                    (29)
Intangibles (7)                       (4)
Assets Held for Sale: Net (34)                    (18)
Assets Held for Sale: Gross 77                      86
Adj. for gains & losses on assets sales (0)                       116
Accounts Payable (51)                    (58)
Accrued Maintenance and Repairs (11)                    (16)
Other Accrued Taxes (4)                       (7)
Accrued Wages, Benefits and Related Taxes (33)                    (43)
Other Accrued Liabilities (18)                    (27)
Income Taxes Payable (16)                    (10)
Deferred Revenue (9)                       (13)
ST Deferred Taxes (10)                    (15)
LT Deferred Taxes (155)                 (142)
Adjusted Gross Operating Assets before Lider $2,672 $2,794
Adjusted Gross Operating Assets - Lider proportional 202                    182
Adjusted Gross Operating Assets after Lider $2,874 $2,976

Three Months Ended June 30, 2012	Three Months Ended June 30, 2011
	(In thousands, except per share amounts)	
Adjusted operating income	$ 47,470	$ 34,989
Gain (loss) on disposal of assets	(5,315)	1,416
Severance costs for termination of a contract	(2,162)	—
Operating income	$ 39,993	$ 36,405
Adjusted EBITDAR	$ 84,273	$ 67,025
Gain (loss) on disposal of assets	(5,315)	1,416
Severance costs for termination of a contract	(2,162)	—
Depreciation and amortization	(21,372)	(22,708)
Rent expense	(16,274)	(8,953)
Interest expense	(8,774)	(8,955)
Provision for income taxes	(6,180)	(6,606)
Net income	$ 24,196	$ 21,219
Adjusted net income	$ 29,618	$ 19,878
Gain (loss) on disposal of assets (i)	(4,234)	1,167
Severance costs for termination of a contract (i)	(1,722)	—
Net income attributable to Bristow Group	$ 23,662	$ 21,045
Adjusted diluted earnings per share	$ 0.81	$ 0.54
Gain (loss) on disposal of assets (i)	(0.12)	0.03
Severance costs for termination of a contract (i)	(0.05)	—
Diluted earnings per share	0.65	0.57

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

36 GAAP reconciliation

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of June 30, 2012 736.3 $                                   1,540.7 $     2,277.0 $        32.3%
Adjust for:
Unfunded pension liability 109.8                                      109.8
NPV of all lease obligations 217.0                                      217.0
Letters of credit 1.5                                         1.5
Adjusted 1,064.6 $                                (d) 1,540.7 $     2,605.3 $        40.9%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2012 336.8 $                                   (e)
Annualized 449.1 $
= (d) / (e) 3.16:1

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

38 Contact Us Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com th